Exhibit 10.4

Execution Version

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT (this “Amendment”), effective as of November 14, 2025, to the Employment Agreement, dated as of January 1, 2025 (the “Employment Agreement”), by and between Chart Industries, Inc., a Delaware limited liability company (the “Company”), and Joseph R. Brinkman (the “Executive”), is made and entered into by and between the Company and Executive.

WHEREAS, the Company and the Executive have mutually agreed to amend the terms and conditions of the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

1.	Amendments.

(a)	Section 8(c)(vi)(B)(1) of the Employment Agreement is hereby amended by deleting the reference to “100%” and replacing it with “200%”.

(b)	Section 8(c)(vi)(B)(2) of the Employment Agreement is hereby amended by deleting each of the references to “100%” and replacing each such reference with “200%”.

(c)	Section 8(c)(vi)(C) of the Employment Agreement is hereby amended by deleting the reference to “twelve (12) months” and replacing it with “twenty-four (24) months”.

2.	Effect of Amendment; Modifications. Except as expressly set forth herein, all provisions of the Employment Agreement shall remain in full force and effect in accordance with their terms.

3.	Miscellaneous. Section 13 of the Employment Agreement is hereby incorporated by reference herein, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment as of the day and year first written above.

CHART INDUSTRIES, INC.

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and Chief Executive Officer

/s/ Joseph R. Brinkman
JOSEPH R. BRINKMAN, an individual

[First Amendment to Employment Agreement]